1933 Act Registration No. 33-12
                                                1940 Act File No. 811-4401
                                                Rule 497(e)

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             CASH RESERVE PORTFOLIO

                       SUPPLEMENT DATED DECEMBER 31, 2000
                        TO PROSPECTUS DATED MAY 1, 2000

MERGER OF ADVISOR WITH B.C. ZIEGLER AND COMPANY

     As disclosed in the Prospectus, the Cash Reserve Portfolio presently is managed by Ziegler Asset Management, Inc. ("ZAMI") pursuant to the terms of an Investment Advisory Agreement (the "Existing Advisory Agreement"). The Ziegler Companies, Inc., the parent company of ZAMI, is engaging in a corporate restructuring designed to bring some operational and managerial efficiencies that it believes will better serve its business plan. It is anticipated that this restructuring will be completed effective January 1, 2001. In connection with this restructuring, ZAMI will merge with and into B.C. Ziegler and Company ("B.C. Ziegler"), another wholly-owned subsidiary of The Ziegler Companies, Inc., which presently serves as distributor, administrator and fund accounting and pricing agent for the Cash Reserve Portfolio. B.C. Ziegler is a registered broker/dealer and a registered investment advisor. B.C. Ziegler serves as investment advisor to the other mutual fund portfolios within the Principal Preservation family.

     As a result of this merger, B.C. Ziegler will assume ZAMI's responsibilities as investment advisor for the Cash Reserve Portfolio pursuant to the terms of a restated advisory contract which will have terms substantively identical to the Existing Advisory Contract, including the scope of investment management services to be provided to the Cash Reserve Portfolio and the advisory fees to be paid by the Cash Reserve Portfolio for those services. The portfolio managers and the other investment personnel who presently manage the Cash Reserve Portfolio's assets will continue to manage the assets of the Portfolio under the same investment objectives, policies and programs as presently are in effect. Except that the name of the Cash Reserve Portfolio's investment advisor will be B.C. Ziegler instead of ZAMI, the merger will have no perceivable effect in the investment management services provided to the Cash Reserve Portfolio, the contractual terms and fees applicable to those services, or the investment management and managerial personnel responsible for providing those services.